Case: 2:15-cv-02854-GCS-NMK Doc #: 19 Filed: 03/24/16 Page: 1 of 7 PAGEID #: 454

Exhibit 99.1

IN THE UNITED STATES DISTRICT COURT

FOR THE SOUTHERN DISTRICT OF OHIO

EASTERN DIVISION

ERIC GILBERT,	)
On behalf of himself and others similarly	) CASE NO. 2:15-cv-02854
situated,	)
) JUDGE GEORGE C. SMITH
Plaintiff,	)
) MAGISTRATE JUDGE
v.	) NORAH MCCANN KING
)
ABERCROMBIE & FITCH CO., et al.,	)
)
Defendants.	)

ORDER PRELIMINARILY APPROVING SETTLEMENT AND

SETTING SETTLEMENT HEARING

Plaintiff Eric Gilbert, on behalf of himself and others similarly situated (“Gilbert” or “Class Plaintiff”), Defendant Abercrombie & Fitch Co. (“ANF” or the “Company”) and Defendants Arthur C. Martinez, James B. Bachmann, Bonnie R. Brooks, Terry L. Burman, Sarah M. Gallagher, Michael E. Greenlees, Archie M. Griffin, Charles R. Perrin, Stephanie M. Shern and Craig R. Stapleton (the “Individual Defendants”) and Wells Fargo Bank, N.A. (“Wells Fargo”) (collectively, “Defendants”) have entered into the Stipulation and Agreement of Settlement (the “Stipulation”) dated February 18, 2016, which sets forth the terms and conditions of the proposed settlement (the “Settlement”) of the above-captioned class action (the “Gilbert Action”), subject to review and approval by the Court pursuant to Rule 23(e) of the Federal Rules of Civil Procedure.

Class Plaintiff has moved for an Order preliminarily approving the Settlement in accordance with the terms of the Stipulation, certifying a Class for settlement purposes only and providing for notice of the Settlement.

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The Court has read and considered the Stipulation and its exhibits, including (i) the proposed means by which Notice will be provided (the “Notice”) and (ii) the Order and Final Judgment Approving Class Action Settlement (the “Final Judgment”).

Finding that substantial and sufficient grounds exist for entering this Order, the Court hereby ORDERS as follows:

1.	This Order incorporates by reference the definitions in the Stipulation and, unless otherwise defined in this Order, all capitalized terms used in this Order shall have the same meaning as set forth in the Stipulation.

2.	The Court preliminarily approves, for settlement purposes only: (i) the certification of the Class as a non “opt-out” class action pursuant to Federal Rules of Civil Procedure 23(a) and 23(b)(1)(A) and (b)(2); (ii) the appointment of Eric Gilbert as Class Representative for the Class; and (iii) the appointment of Kessler Topaz Meltzer & Check, LLP as Class Plaintiff’s Lead Counsel for the Class.

3.

The Court preliminarily approves the Settlement on the terms set forth in the Stipulation, subject to further consideration at a hearing to be held before the Court on JUNE 28, 2016, at 10:00 A.M., before Magistrate Judge King in Room 228, at the United States District Court for the Southern District of Ohio, 85 Marconi Boulevard, Columbus, Ohio 43215 (the “Settlement Hearing”), to, among other things: (i) determine whether the proposed Settlement, on the terms and conditions provided for in the Stipulation, should be approved by the Court; (ii) determine whether the Released Claims against Defendants should be dismissed with prejudice as

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set forth in the Stipulation; (iii) determine whether Plaintiff’s Counsel’s application for an award of Attorneys’ Fees and Expenses should be approved; and (iv) rule on such other matters as the Court may deem appropriate.

4.	The Court expressly reserves the right to adjourn the Settlement Hearing, or any adjournment thereof, without any further notice to the Class other than an announcement at the Settlement Hearing or any adjournment of the Settlement Hearing.

5.	The Court reserves the right to approve the Settlement with or without modification and with or without further notice of any kind. The Court further reserves the right to enter its Final Judgment approving the Settlement and dismissing the Released Claims against the Defendants with prejudice regardless of whether the Court has awarded Attorneys’ Fees and Expenses.

6.	The Court approves the form, content and requirements of the Notice attached to the Stipulation as Exhibit B, and finds that the posting of the Notice, substantially in the manner and form set forth in this Order, meets the requirements of Rule 23(e) of the Federal Rules of Civil Procedure and due process, and constitutes due and sufficient notice of all matters relating to the Settlement.

7.

By no later than fifteen (15) business days after the date of entry of this Order (the “Notice Date”), ANF shall cause to be filed with the Securities and Exchange Commission a Form 8-K in substantially the form attached

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to the Stipulation as Exhibit B. ANF shall likewise post a copy of the Form 8-K and the Stipulation on its corporate website and keep it posted there through the Settlement Effective Date. ANF shall be responsible for and shall pay all costs and expenses incurred, if any, in providing such Notice, whether or not the Settlement becomes effective.

8.	By no later than five (5) calendar days before the Settlement Hearing, ANF’s counsel shall file with the Court an appropriate proof of compliance with the notice procedures set forth in this Order.

9.

Any person who owns shares of ANF common stock as of the Notice Date through the date of the Settlement Hearing may appear at the Settlement Hearing to show cause why the proposed Settlement should not be approved; why the Final Judgment should not be entered thereon; or why Class Plaintiff’s Counsel’s application for an award of Attorneys’ Fees and Expenses should not be granted; provided, however, that no such person shall be heard or entitled to contest the approval of the terms and conditions of the proposed Settlement, the Final Judgment to be entered approving the same, or the application for Attorneys’ Fees and Expenses, unless such person has filed with the Clerk of the United States District Court for the Southern District of Ohio, 85 Marconi Boulevard, Columbus, Ohio 43215, and served (by hand, first-class mail or express service) on Class Plaintiff’s Lead Counsel, counsel for ANF, counsel for the Individual Defendants and counsel for Wells Fargo, at the addresses below, a written notice of objection that includes: (i) the objector’s name,

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address and telephone number (and if represented, that of his, her or its counsel), along with a representation as to whether the objector intends to appear at the Settlement Hearing; (ii) proof that the objector owned shares of ANF common stock as of the Notice Date, and continues to hold such shares; (iii) a statement of the objections to any matters before the Court, the grounds for the objections or the reasons for the objector’s desiring to appear and be heard, as well as all documents or writings the objector desires the Court to consider, including any legal and evidentiary support; and (iv) if the objector has indicated that he, she or it intends to appear at the Settlement Hearing, the identities of any witnesses the objector may call to testify and any exhibits the objector intends to introduce into evidence at the Settlement Hearing. Any such objection must be filed with the Court and received by the below-noted counsel by no later than fourteen (14) calendar days prior to the Settlement Hearing.

Class Plaintiff’s Lead Counsel

Eric L. Zagar

KESSLER TOPAZ MELTZER &

CHECK, LLP

280 King of Prussia Road

Radnor, PA 19087

Counsel for ANF

John J. Kulewicz

Vorys, Sater, Seymour and Pease LLP

52 East Gay Street

Columbus, Ohio 43215

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Counsel for the Individual Defendants

Aneca E. Lasley

Squire Patton Boggs (US) LLP

2000 Huntington Center

41 South High Street

Columbus, OH 43215-6101

Counsel for Wells Fargo

Charles W. Cox

ALSTON & BIRD LLP

333 South Hope Street, 16th Floor

Los Angeles, California 90071

10.	Any person or entity who fails to object in the manner prescribed above shall be deemed to have waived such objection and shall forever be foreclosed from making any objection in the Gilbert Action or any other action or proceeding to the Settlement, the Final Judgment to be entered approving the Settlement, or the application for Attorneys’ Fees and Expenses.

11.	Class Plaintiff’s Lead Counsel shall file and serve papers in support of final approval of the proposed Settlement and in support of their application for Attorneys’ Fees and Expenses by no later than twenty-one (21) calendar days prior to the Settlement Hearing. If reply papers are necessary, they are to be filed and served by no later than seven (7) calendar days prior to the Settlement Hearing.

12.

In the event the Settlement is terminated or the Settlement Effective Date does not occur for any reason, then: (i) the Settlement shall be null and void and without prejudice, and none of its terms shall be effective or enforceable except as specifically provided in the Stipulation; (ii) the

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Parties shall be deemed to have reverted to their respective positions in the Gilbert Action immediately prior to the execution of the Stipulation; and (iii) except as otherwise expressly provided in the Stipulation, the Parties shall proceed in all respects as if the Stipulation and any related orders had not been entered.

13.	All pleading deadlines, discovery and other proceedings in the Gilbert Action (except as may be necessary to carry out the terms and conditions of the proposed Settlement) are hereby stayed and suspended until further order of the Court. Pending the final determination of whether the Settlement should be approved, Class Plaintiff shall not institute, commence or prosecute any action that asserts any Released Claim against any of the Released Persons.

14.	The Court retains exclusive jurisdiction over the Gilbert Action to consider all further matters arising out of or related to the Settlement.

IT IS SO ORDERED.

Dated: March 24, 2016	s/ George C. Smith
GEORGE C. SMITH
UNITED STATES DISTRICT JUDGE